UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2005



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                         1-4626                13-1534671
----------------------------         ------------------        --------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
  incorporation)                                          Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Conditions

                  On May 16, 2005, Harvey Electronics, Inc. issued a release announcing its sales results for the first six months ended April 30, 2005 and the second quarter of fiscal 2005. A copy of the release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  HARVEY ELECTRONICS, INC.


                  By:  /s/ Joseph J. Calabrese
                  ----------------------------
                  Joseph J. Calabrese, Executive Vice President
                  Chief Financial Officer, Treasurer and Secretary


Date: May 16, 2005